AMENDMENT TO EMPLOYMENT AGREEMENT
This AMENDMENT TO THE EMPLOYMENT AGREEMENT (this "Amendment"), dated as of September 2, 2019 (the "Amendment Date"), is entered into by and among GREENLIGHT CAPITAL RE, LTD. (the "Company"), GREENLIGHT REINSURANCE, LTD. (the "Subsidiary") and NEIL GREENSPAN (the "Executive").
RECITALS
WHEREAS, the Company, the Subsidiary, and the Executive have entered into that certain Employment Agreement, dated as of December 3, 2018 (the "Employment Agreement"); and
WHEREAS, the Company, the Subsidiary and Executive desire to make certain changes to the Employment Agreement as set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Employment Agreement, the parties hereto agree as follows:
SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the Employment Agreement.
SECTION 2. Amendment to Employment Agreement. The Employment Agreement is hereby amended as follows on the date as set forth below:
2.1 The first sentence of Section 8.3 of the Employment Agreement is hereby amended and restated in its entirety as follows, effective as of the Amendment Date:
"The Executive may terminate his employment with the Employer for "Good Reason" within thirty (30) days after Executive has knowledge of the occurrence, without Executive's written consent, of any one of the events defined below that has not been cured, if curable, within thirty (30) days after written notice thereof has been given by the Executive to the Employer (the "Cure Period") and such termination, which shall occur promptly at the end of the Cure Period, in and of itself shall not be, nor shall it be deemed to be, a breach of this Agreement."
2.2 The first sentence of Section 9.5.2 of the Employment Agreement is hereby amended and restated in its entirety as follows, effective as of the Amendment Date:
"provided the Executive does not breach the Agreement following the Termination Date (in which case all payments under this clause shall cease) and subject to Sections 9.2 and 9.3, the Subsidiary shall pay to the Executive an amount equal to one hundred percent (100%) of the sum of Executive's Base Salary and Target Bonus (assuming targets have been achieved), which amount shall be paid in substantially equal monthly installments over the twelve (12) month period following the Termination Date with the first payment commencing on the 60th day following the Termination Date (the "Initial Payment Date") and with amounts in respect of the period preceding the Initial Payment Date to be paid in a lump sum on the Initial Payment Date. Any payments pursuant to this clause shall be in addition to any statutory entitlements arising upon termination, including but not limited to severance pay;"

SECTION 3. Miscellaneous.
3.1 Effect on Employment Agreement. Except as specifically amended by this Amendment, the Employment Agreement shall remain in full force and effect and is hereby ratified and confirmed.
3.2 Entire Agreement; Amendment. The Employment Agreement, as amended by the terms of this Amendment, will supersede the prior terms of the Employment Agreement and sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein. No modification of or amendment to this Amendment, nor any waiver of any rights under this Amendment, shall be effective unless given in a writing signed by the party to be charged.
3.3 Governing     This Amendment shall be governed by and
construed in accordance with, the laws of the Cayman Islands and any controversy or claim related hereto shall be resolved in accordance with Section 14 of the Employment Agreement.
3.4 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and the successors and assigns of the Company and the Subsidiary.
3.5 Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Amendment.
3.6 Counterparts. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Electronic signatures shall be effective as originals.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the Amendment Date.
GREENLIGHT CAPITAL RE, LTD.
By:     /s/ Simon Burton
Name: Simon Burton
Title:     CEO
GREENLIGHT REINSURANCE, LTD
By:     /s/ Simon Burton
Name: Simon Burton
Title:     CEO
By:     /s/ Neil Greenspan
NEIL GREENSPAN

[SIGNATURE PAGE TO AMENDMENT TO EMPLOYMENT AGREEMENT]